UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

March 13, 2023

Date of Report (Date of earliest event reported)

Ambrx Biopharma Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40505	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10975 Torrey Pines Road La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 875-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value US $0.0001 per share*	N/A	The New York Stock Exchange*
American Depositary Shares, each representing seven ordinary shares, par value US $0.0001 per share	AMAM	The New York Stock Exchange

*

Not for trading, but only in connection with the listing of the American depositary shares on the New York Stock Exchange. The American depositary shares represent the right to receive the ordinary shares and are being registered under the Securities Act of 1933 pursuant to a separate Registration Statement on Form F-6. Accordingly, the American depositary shares are exempt from registration under Section 12(a) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12a-8 thereunder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

ATM Activity

Pursuant to the at-the-market Sales Agreement, dated July 29, 2022, by and between Ambrx Biopharma Inc. (the “Company”) and Cowen and Company, LLC (“TD Cowen”), the Company was able to offer and sell its American Depositary Shares, each representing seven ordinary shares (“ADSs”), having an aggregate offering price of up to $80.0 million from time-to-time through TD Cowen as its sales agent (the “ATM Program”). During the first quarter of 2023, the Company issued and sold 16,575,826 of its ADSs at an average selling price of $4.83 per ADS, for gross proceeds of approximately $80.0 million and net proceeds of approximately $78.0 million, after deducting sales commissions, and thereby exhausted the capacity of the ATM Program and, as of March 10, 2023, has now completed it.

As of March 10, 2023, the Company had 386,486,014 ordinary shares outstanding (including ordinary shares in the form of ADSs), equivalent to approximately 55,212,287 ADSs. The capital raised from the now completed ATM Program (approximately $78.0 million) is in addition to the Company’s preliminary cash position previously disclosed in the Company’s Current Report on Form 8-K dated February 6, 2023 (the “Previous 8-K”) wherein the Company provided that, based on then-current estimates, as of December 31, 2022, the Company had cash, cash equivalents and marketable debt securities, available-for-sale of $101.3 million, of which $16.8 million were non-current marketable debt securities, available-for-sale. Such estimates are preliminary and are subject to the assumptions and limitations set forth in the Previous 8-K.

Recent Events

The Company is aware of the closure of Silicon Valley Bank (“SVB”) . The Company does not hold cash deposits or securities at SVB. The investment of the Company’s cash is governed by an investment policy designed to preserve its capital, safeguard its funds and limit exposure to risk.

The Company issued a press release, dated March 13, 2023, related to the foregoing, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Exhibit 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, and such information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission (“SEC”) made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking statements” intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may be identified by the words “estimate,” “expect,” “evaluate,” “intend,” “will,” “could,” “potential” and similar expressions, and include, without limitation, express or implied statements regarding the Company’s preliminary estimates of cash, cash equivalents and marketable debt securities, available-for-sale, as of December 31, 2022 and the Company’s clinical trial and product candidate strategy. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, those risks and uncertainties associated with: risks related to preliminary financial results, including the risks that the preliminary financial results reported herein reflect information available to the Company only at this time and may differ from actual results, including in connection with the Company’s completion of financial closing procedures; risks associated with market conditions; risks and uncertainties associated with the Company’s business and finances in general; the Company’s ability to execute on its strategy including with respect to the timing of its research and development efforts, initiation of clinical trials and other anticipated milestones; risks associated with development of novel therapeutics, including potential delays in clinical trials and regulatory submissions and the fact that future clinical trial results may not be consistent with preliminary results or results from prior preclinical studies or clinical trials; the Company’s ability to fund operations as anticipated; risks associated with geopolitical and macroeconomic conditions, including the COVID-19 pandemic; and the additional risks and uncertainties set forth more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 20-F filed with the United States Securities and Exchange Commission (the “SEC”) on April 26, 2022, and elsewhere in the Company’s filings and reports with the SEC. Forward-looking statements contained in this current report are made as of this date, and the Company undertakes no duty to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable law.

The information contained in this Current Report on Form 8-K is hereby incorporated by reference into the Company’s Registration Statement Form F-3 (Registration No. 333-266404).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Press Release of the Company, dated March 13, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2023	AMBRX BIOPHARMA INC.

	By:	/s/ Sonja Nelson
	Name:	Sonja Nelson
	Title:	Chief Financial and Operating Officer